UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 27, 2026

BECTON, DICKINSON AND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-4802			22-0760120
(Commission File Number)			(IRS Employer Identification No.)

1 Becton Drive,	Franklin Lakes,	New Jersey	07417-1880
(Address of Principal Executive Offices)			(Zip Code)

(201)	847-6800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.00	BDX	New York Stock Exchange
1.900% Notes due December 15, 2026	BDX26	New York Stock Exchange
1.208% Notes due June 4, 2026	BDX/26A	New York Stock Exchange
1.213% Notes due February 12, 2036	BDX/36	New York Stock Exchange
3.519% Notes due February 8, 2031	BDX31	New York Stock Exchange
3.828% Notes due June 7, 2032	BDX32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Officer Severance Plan
On January 27, 2026, the Board of Directors of Becton, Dickinson and Company (“BD”) approved and adopted the BD Executive Severance Plan (the “Severance Plan”), effective January 27, 2026.
The Severance Plan provides severance benefits to management employees designated at job level J-G9 (including the Company’s named executive officers and executive officers) upon a termination of their employment by the Company without Cause (as defined in the Severance Plan), other than due to death or disability, and who execute and do not revoke a general release of claims. Severance benefits under the Severance Plan include:
•A lump sum cash severance payment equal to:
◦1.5x Base Salary (as defined in the Severance Plan) and Target Bonus (as defined in the Severance Plan) for the Chief Executive Officer;
◦1.0x Base Salary and Target Bonus for members of the Executive Leadership Team; and
◦1.0x Base Salary for Business Unit Presidents and other eligible participants.
•A Pro-Rated Target Bonus (as defined in the Severance Plan) for the fiscal year in which the relevant termination of employment occurred, based on the target level (or, for terminations occurring between September 1st and September 30th of such year, based on actual performance for the full fiscal year).
•For participants eligible for continued medical, dental and vision benefits for them and their eligible dependents through the continuation of coverage provisions (“COBRA”), a lump sum payment equal to twelve months of the excess of COBRA premiums over active employee premiums.
•Up to nine months of outplacement services.
The Severance Plan does not provide for severance benefits in connection with a termination of employment for Cause, voluntary resignation, retirement or certain other terminations in connection with a divestiture where continued employment is offered.
Payment of benefits under the Severance Plan is subject to: (i) the execution and non-revocation of a general release of claims, (ii) compliance with customary post-employment restrictive covenants, (iii) applicable tax withholdings, and (iv) the Company’s clawback policies, to the extent applicable.
The foregoing description of the Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Plan, which is attached hereto as Exhibit 10.1.
Amendment to Equity Compensation Plan
At the BD 2026 Annual Meeting of Shareholders held on January 27, 2026 (the “2026 Annual Meeting”), BD’s shareholders approved an amendment to BD’s 2004 Employee and Director Equity-Based Compensation Plan (the “2004 Plan”) to increase the number of shares available for awards under the 2004 Plan by 3,935,000 shares. A description of the terms of the 2004 Plan, as so amended, is contained under the caption “Proposal 4. Approval of Amendment to 2004 Plan” in BD's proxy statement relating to the 2026 Annual Meeting. A copy of the 2004 Plan, as so amended, is attached hereto as Exhibit 10.2.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
BD held its 2026 Annual Meeting on January 27, 2026. The final voting results for each of the matters submitted to a vote of shareholders at the 2026 Annual Meeting are as follows:
Proposal No. 1: All of the Board of Directors’ nominees for director were elected to serve for a term of one year and until their respective successors are elected and qualified, by the votes set forth in the table below.

Nominee		For	Against	Abstain	Broker Non-Votes
William M. Brown		237,720,570	3,016,225	817,505	16,710,351
Carrie L. Byington		238,581,229	2,159,383	813,687	16,710,351
R. Andrew Eckert		228,746,564	12,047,293	760,442	16,710,351
Claire M. Fraser		232,018,364	8,591,176	944,760	16,710,351
Gregory J. Hayes		239,602,889	1,133,261	818,150	16,710,351
Jeffrey W. Henderson		235,178,937	5,555,191	820,172	16,710,351
Robert L. Huffines		239,504,845	1,271,230	778,224	16,710,351
Christopher Jones		228,853,909	11,856,339	844,051	16,710,351
Thomas E. Polen		226,504,723	12,359,729	2,689,847	16,710,351
Timothy M. Ring		238,705,299	2,053,924	795,076	16,710,351
Bertram L. Scott		232,037,210	8,752,024	765,065	16,710,351
Joanne Waldstreicher		238,782,853	1,784,284	987,162	16,710,351
Jacqueline Wright	`	239,972,724	772,714	808,862	16,710,351
Proposal No. 2: The appointment of Ernst & Young as BD’s independent registered public accounting firm for fiscal year 2026 was ratified by the shareholders by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
240,467,316	16,959,702	837,633	N/A
Proposal No. 3: The shareholders approved, on an advisory, non-binding basis, the compensation of BD’s named executive officers by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
219,718,308	20,659,474	1,176,517	16,710,351
Proposal No. 4: The shareholders approved an amendment to the 2004 Plan by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
232,072,981	8,310,708	1,170,610	16,710,351

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

10.1	BD Executive Severance Plan, effective January 27, 2026
10.2	2004 Employee and Director Equity-Based Compensation Plan, as amended and restated as of January 27, 2026

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY
(Registrant)

By:	/s/ Stephanie M. Kelly
Stephanie M. Kelly
Chief Securities and Governance Counsel and Corporate Secretary
Date: January 30, 2026